Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes

Note 6 – Income Taxes

We have evaluated the positive and negative evidence in assessing the realizability of its deferred tax assets. This assessment included the evaluation of scheduled reversals of deferred tax liabilities, estimates of projected future taxable income and tax planning strategies to determine which deferred tax assets are more likely than not to be realized in the future.

At December 31, 2019, our net operating loss carryforward for Federal income tax purposes was approximately $23.2 million, which will be available to offset future taxable income subject to potential annual limitations. If not used, these carry forwards will begin to expire in 2032, except for the current year net operating loss generated which can be carried forward indefinitely.

There was no income tax expense or benefit for the year ended December 31, 2019 and 2018 due to the full valuation allowance recorded in each period.

The reconciliation of the income tax benefit is computed at the U.S. federal statutory rate as follows:

	2019	2018

US federal statutory tax rate	21.00%	21.00%
Permanent differences	-6.56%	-0.03%
Change in valuation allowance	-14.44%	-20.97%
Total	0.00%	0.00%

The tax effects of temporary differences which give rise to the significant portions of deferred tax assets or liabilities at December 31 are as follows:

	2019	2018

Deferred tax assets:
Net operating losses	$5,887,022	$5,315,433
Deferred rent	1,381	-
Accrued expenses/interest expense limitation	962,838	641,141
Total deferred tax assets	6,851,241	5,956,574

Deferred tax liabilities:
Depreciation	(7,354)	(7,666)
Total deferred tax liabilities	(7,354)	(7,666)
Less: valuation allowance	(6,843,887)	(5,948,908)

Total net deferred tax liabilities	$-	$-

We continually evaluate expiring statutes of limitations, audits, proposed settlements, changes in tax law and new authoritative rulings. The open tax years subject to examination with respect to our operations are 2015 through 2019.